GPS FUNDS I
GuideMark® Tax-Exempt Fixed Income Fund
(the “Fund”)

Supplement to the Prospectuses and Statement of Additional Information
dated July 31, 2020

The date of this supplement is December 4, 2020

The Board of Trustees of GPS Funds I, based upon the recommendation of AssetMark, Inc., the investment adviser to the Fund, has approved a proposal to liquidate the Fund. Accordingly, the Fund will make a final liquidating distribution on or about March 31, 2021 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund will cease pursuing its investment objectives and the Fund’s portfolio holdings will be liquidated and the proceeds will be invested in money market instruments or held in cash until the final liquidating distribution is made. If you hold shares in the Fund, you, or your financial advisor on your behalf, may redeem these shares as described in the Fund’s Prospectuses at any time prior to the Liquidation Date.

If your financial advisor manages your portfolio through AssetMark, Inc.’s investment platform (the “AssetMark Platform”), generally any shares remaining in the Fund on the Liquidation Date will be automatically reallocated into an appropriate investment alternative available on the AssetMark Platform.

If you or your financial advisor do not use the AssetMark Platform, any shares remaining in the Fund on or after the Liquidation Date will be redeemed and a check for the proceeds will be sent to the shareholder’s address of record.

For taxable shareholders, the liquidating distribution or reallocation will generally be treated as any other redemption of shares (i.e., as a sale that may result in a gain or loss for federal income tax purposes). We recommend you consult with your tax preparer regarding the potential tax implications of the liquidation.

Please reach out to your financial advisor with any questions.

Shareholders should retain this Supplement for future reference.